NEWS RELEASE	CONTACTS:	R. Brian Hanson
Chief Financial Officer
ION Geophysical (281) 879-3672

Jack Lascar / Karen Roan
FOR IMMEDIATE RELEASE		DRG&E (713) 529-6600
ION REPORTS STRONG THIRD QUARTER 2007 RESULTS
Third quarter revenues increased 58% to $173.6 million
Third quarter EPS more than tripled to $0.14 per diluted share
Company maintains 2007 earnings guidance
HOUSTON — November 7, 2007 — ION Geophysical Corporation (NYSE: IO) today announced third quarter 2007 net income of $12.6 million, or $0.14 per diluted share, on revenues of $173.6 million compared to net income of $2.9 million, or $0.04 per diluted share, on revenues of $110.0 million for the same period a year ago. During the quarter, the Company shipped the remaining five of the fourteen land seismic imaging systems awarded last December by Oil & Natural Gas Corporation, Ltd. (ONGC). However, because of certain provisions in the contract, $2.4 million of year-to-date revenues, or approximately $0.03 per diluted share, was deferred to later this year when the remaining systems are expected to be commissioned.
     Bob Peebler, President and Chief Executive Officer of ION, said, “We are very pleased with record third quarter revenues of $173.6 million. Our Land Imaging Systems revenues increased by more than 70% compared to the third quarter of 2006 with continued solid sales in vibroseis vehicles, and the shipment of the remaining five ONGC systems. All that remains to do with the ONGC order is to complete commissioning of the remaining systems upon ONGC’s request. We also had another excellent quarter in our Marine Imaging Systems and shipped the first order of DigiFIN™, our new lateral streamer control technology.
     “Finally, we successfully completed the re-branding of I/O, now ION Geophysical, which better reflects our evolution over the past several years from primarily manufacturing seismic equipment to offering a much broader toolkit
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

encompassing seismic hardware, survey design and command & control software, advanced data processing and reservoir imaging services and seismic data libraries.”
THIRD QUARTER 2007
     Revenues increased 58% to $173.6 million from the third quarter of 2006, with ION Systems sales increasing 64% to $127.1 million. The increased revenues were the result of strong sales in all of our segments, including the Land Imaging Systems, Marine Imaging Systems and Data Management Solutions businesses.
     Land Imaging Systems revenues increased 72% to $79.1 million from $46.1 million a year ago, driven by continued robust vibroseis vehicle sales and the delivery of the remaining five systems that were part of the original fourteen system ONGC order. Marine Imaging Systems revenues increased 49% to $37.1 million compared to $24.9 million a year ago. Strong sales of positioning and source products and the delivery of the first DigiFIN order generated record-breaking revenues for the quarter. Our Data Management Solutions business, primarily our Concept Systems subsidiary, also had a record quarter, attributed primarily to solid sales of our ORCA® and GATOR® command and control systems.
     The ION Solutions division, which includes GXT, generated $46.5 million compared to $32.4 million in the same period a year ago. The 44% increase in revenues was mainly driven by increased multi-client seismic library sales.
     Gross margin for the third quarter 2007 remained flat with 2006 at approximately 30%. Gross margin in the Land Imaging Systems segment continues to be impacted by stronger than expected sales of lower margin vibroseis vehicles. Marine Imaging Systems experienced strong margin improvements related to its source and seabed product lines (including VSO), which was supplemented by a significant increase in higher margin sales in marine-oriented software from Concept Systems.
     Operating expenses for the third quarter fell to 20 percent of revenues as compared to 24 percent of revenues for the same period last year despite a $3.8 million increase in research and development primarily attributed to FireFly® and DigiFIN. Marketing and sales expense increased $1.1 million as a result of increased sales activity.
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

General and administrative expenses as a percentage of revenues decreased to 7.2% compared to 8.2% during the third quarter of last year. The decline in G&A expenses as a percentage of revenues reflects the continuing effort to match the company’s administrative costs with its sales growth.
     Income from operations in the third quarter more than doubled to $16.9 million compared to $6.5 million in the third quarter of 2006. EBITDA (earnings before net interest expense, taxes, depreciation and amortization) for the third quarter increased 91% to $34.3 million compared to $18.0 million in the third quarter of 2006. A reconciliation of EBITDA to reported earnings can be found at the end of this press release.
YEAR TO DATE 2007
     Revenues for the first nine months ended September 30, 2007 increased 49% to $503.8 million compared to $337.3 million for the first nine months of 2006. Gross margin for the first nine months of 2007 was 27% compared to 31% in the comparable period of 2006. Included in the $166.5 million in year-over-year revenue increase is an aggregate $36.3 million in revenue with an average margin of 8% that represents unique and one time transactions including the sale of the first FireFly system being used by Apache and BP, an ongoing strategic risk-sharing multi-client project and the sale of a VSO replacement cable for the original VSO system. This unusual grouping of special items had a distorting effect on the overall gross margins of the business and accounts for approximately two of the four point difference year over year. The remaining amount is attributed to overall business mix, including the impact of lower than average margins related to our ONGC sale and the large non-recurring, higher-margin multi-client seismic library sale in the second quarter of 2006.
     Operating expenses for the first nine months of 2007 were 20% compared to 24% during the same period last year. Research and Development expenses were 7% of revenue, consistent with the prior year.
     Income from operations for the first three quarters of 2007 totaled $34.3 million, an increase of 51% over the comparable period in 2006. For the first nine months of 2007, ION reported net income of $22.8 million, or $0.26 per diluted share, compared to
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

net income of $13.9 million, or $0.17 per diluted share, in 2006. EBITDA for the first nine months was $75.9 million compared to $52.8 million in the same period of 2006.
OUTLOOK
     The following statements are based on our current expectations. These statements are forward looking and actual results may differ materially. Factors affecting these forward-looking statements are detailed below.
     Brian Hanson, Executive Vice President and Chief Financial Officer of ION, commented, “Based on our year-to-date results and our current pipeline of business, we are reiterating the earnings guidance we provided on February 28, 2007 as we continue to anticipate 2007 earnings to be between $0.45 and $0.60 per diluted share. As we have stated throughout the year, we anticipate the fourth quarter to be positively impacted by the influence of natural budgeting cycles on our data library business and the delivery of the fourth VSO system to RXT.”
CONFERENCE CALL
     ION has scheduled a conference call for Thursday, November 8, 2007, at 9:30 a.m. Eastern Time. To participate in the conference call, dial 303-262-2131 at least 10 minutes before the call begins and ask for the ION conference call. A replay of the call will be available approximately two hours after the live broadcast ends and will be accessible until November 22, 2007. To access the replay, dial 303-590-3000 and use pass code 11099838.
     Investors, analysts and the general public will also have the opportunity to listen to the conference call live over the Internet by visiting www.iongeo.com. Also, an archive of the web cast will be available shortly after the call on the company’s website.
About ION
     ION is a leading provider of geophysical technology, services, and solutions for the global oil & gas industry. ION’s offerings allow E&P operators to obtain higher resolution images of the subsurface to reduce the risk of exploration and reservoir
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

development, and enable seismic contractors to acquire geophysical data more efficiently. Additional information about ION is available at www.iongeo.com.
The information included herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated revenues, earnings and earnings per share for fiscal 2007, and estimated gross margins, EBITDA and operating expenses as a percentage of revenue for fiscal 2007, future sales and market growth, and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitor’s product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company currently relies upon; the fact that a significant portion of the Company’s revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; the Company’s inability to produce products to preserve and increase market share; collection of receivables; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006.
Tables to follow
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION GEOPHYSICAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Product revenues	$126,246	$76,824	$385,587	$235,302
Service revenues	47,306	33,149	118,166	102,011

Total net revenues	173,552	109,973	503,753	337,313

Cost of products	90,302	55,829	281,739	169,397
Cost of services	31,498	21,131	86,810	64,183

Gross profit	51,752	33,013	135,204	103,733

Operating expenses:
Research and development	11,554	7,762	34,715	23,032
Marketing and sales	10,906	9,813	31,151	28,458
General and administrative	12,428	8,985	35,024	29,524

Total operating expenses	34,888	26,560	100,890	81,014

Income from operations	16,864	6,453	34,314	22,719
Interest expense	(1,764)	(1,484)	(5,017)	(4,309)
Interest income	273	630	1,412	1,517
Other expense	(823)	(687)	(1,470)	(1,309)

Income before income taxes and change in accounting principle	14,550	4,912	29,239	18,618
Income tax expense	1,322	1,419	4,671	3,332

Net income before change in accounting principle	13,228	3,493	24,568	15,286
Cumulative effect of change in accounting principle	—	—	—	398

Net income	13,228	3,493	24,568	15,684
Preferred stock dividends and accretion	589	636	1,780	1,801

Net income applicable to common shares	$12,639	$2,857	$22,788	$13,883

Basic net income per share:
Net income per basic share before change in accounting principle	$0.16	$0.04	$0.28	$0.17
Cumulative effect of change in accounting principle	—	—	—	—

Net income per basic share	$0.16	$0.04	$0.28	$0.17

Diluted net income per share:
Net income per diluted share before change in accounting principle	$0.14	$0.04	$0.26	$0.17
Cumulative effect of change in accounting principle	—	—	—	—

Net income per diluted share	$0.14	$0.04	$0.26	$0.17

Weighted average number of common shares outstanding:
Basic	81,047	79,575	80,607	79,344
Diluted	97,780	81,354	97,426	80,976
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION GEOPHYSICAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2007	2006
ASSETS

Current assets:
Cash and cash equivalents	$26,035	$17,056
Restricted cash	3,635	1,044
Accounts receivable, net	115,282	167,747
Current portion of notes receivable, net	9,761	6,299
Unbilled receivables	48,914	28,599
Inventories	141,675	115,520
Prepaid expenses and other current assets	16,784	9,854

Total current assets	362,086	346,119
Notes receivable	453	4,968
Non-current deferred income tax asset	6,314	6,197
Property, plant and equipment, net	37,550	38,129
Multi-client data library, net	53,353	33,072
Investments at cost	4,436	4,254
Goodwill	157,120	156,091
Intangible and other assets, net	58,249	66,306

Total assets	$679,561	$655,136

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable and current maturities of long-term debt	$7,730	$6,566
Accounts payable	49,455	47,844
Accrued expenses	59,000	50,819
Accrued multi-client data library royalties	26,435	27,197
Deferred revenue	18,124	37,442
Deferred income tax liability	5,909	5,909

Total current liabilities	166,653	175,777
Long-term debt, net of current maturities	71,528	70,974
Non-current deferred income tax liability	3,881	4,142
Other long-term liabilities	4,249	4,588

Total liabilities	246,311	255,481

Cumulative convertible preferred stock	30,000	29,987

Stockholders’ equity:
Common stock	822	810
Additional paid-in capital	502,917	493,605
Accumulated deficit	(100,307)	(123,095)
Accumulated other comprehensive income	6,402	4,859
Treasury stock	(6,584)	(6,511)

Total stockholders’ equity	403,250	369,668

Total liabilities and stockholders’ equity	$679,561	$655,136

The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

Reconciliation of EBITDA to Net Income
(Non-GAAP Measures)
(In thousands)
(Unaudited)
     EBITDA is a Non-GAAP measurement that is presented as an additional indicator of operating performance and is not a substitute for net income or net income per share calculated under generally accepted accounting principals (GAAP). We believe that EBITDA provides useful information to investors because it is an indicator of the strength and performance of our ongoing business operations, including our ability to service our debt. The calculation of EBITDA shown below is based upon amounts derived from the company’s financial statements prepared in conformity with GAAP.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Net income applicable to common shares	$12,639	$2,857	$22,788	$13,883
Interest expense	1,764	1,484	5,017	4,309
Interest income	(273)	(630)	(1,412)	(1,517)
Income tax expense	1,322	1,419	4,671	3,332
Depreciation and amortization expense	18,885	12,898	44,835	32,816

EBITDA	$34,337	$18,028	$75,899	$52,823

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The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.